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                            SEI INTERNATIONAL TRUST
                       EMERGING MARKETS EQUITY PORTFOLIO

                      SUPPLEMENT DATED DECEMBER 19, 1997,
                 TO THE CLASS A PROSPECTUS DATED JUNE 30, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI International Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed Credit Suisse Asset Management Limited ("Credit Suisse") as a sub-adviser to the Trust's Emerging Markets Equity Portfolio (the "Portfolio"), effective December 15, 1997. Credit Suisse was approved as a sub-adviser at the Quarterly Meeting of the Board of Trustees held on December 1-2, 1997, and its appointment does not require Shareholder approval. This procedure for adding or replacing sub-advisers was approved by the Portfolio's Shareholders at a Special Meeting of Shareholders held on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Credit Suisse, the Trustees received written and oral information from both SEI Investments Management Corporation ("SIMC") and Credit Suisse. SIMC recommended the selection of Credit Suisse and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Credit Suisse and considered information about portfolio managers, investment philosophy, strategies and process, as well as their performance track record, among other factors. In appointing Credit Suisse, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Portfolio by Credit Suisse; (2) the distinct investment objective and policies of the Portfolio; (3) the history, reputation, qualification and background of Credit Suisse's personnel and its financial condition; (4) its performance track record; and (5) other factors deemed relevant, including Credit Suisse's strong presence in the emerging European markets. The Trustees also reviewed the fees to be paid to Credit Suisse, including any benefits to be received by Credit Suisse or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SIMC (the "Adviser") and Credit Suisse relating to the Portfolio, Credit Suisse makes investment decisions for the assets of the Portfolio allocated to it by SIMC, continuously reviews, supervises and administers the Portfolio's investment program with respect to these assets. Credit Suisse is independent of SIMC and discharges its responsibility subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other Agreements. The Sub-Advisory Agreement will remain in effect until December 1999 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Credit Suisse as sub-adviser to the Portfolio, "The Sub-Advisers" Section on page 14 of the Prospectus is amended by inserting the following disclosure:

CREDIT SUISSE ASSET MANAGEMENT LIMITED

Credit Suisse Asset Management Limited ("Credit Suisse") acts as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Credit Suisse, a UK limited liability company formed in 1982, is a registered investment adviser that managed approximately $36 billion as of September 30, 1997. Credit Suisse is a wholly-owned subsidiary of the Credit Suisse Group, a financial services conglomerate headquartered in Zurich, Switzerland. Credit Suisse's principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

Glenn Wellman, a Managing Director of Credit Suisse, and Isabel Knight, an Associate Director of Credit Suisse, are primarily responsible for the day-to-day management and investment decisions made with
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respect to the assets of the Portfolio. Prior to joining Credit Suisse in 1993,
Mr. Wellman was a Director and Senior Vice President at Alliance Capital Limited. Before joining Credit Suisse in 1997, Ms. Knight was Senior Fund Manager at Foreign and Colonial from 1995 to 1997. From 1992 to 1995, Ms. Knight was a Portfolio Manager for Morgan Stanley Asset Management.

The Adviser will pay Credit Suisse a fee based on a percentage of the average monthly market value of the Portfolio's assets assigned to Credit Suisse.

Listed below are the names and principle occupations of the principal executive officer and each of the directors of Credit Suisse. The principal business address of the principal executive officer and each of the directors as it relates to their positions at Credit Suisse, is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

NAME                          TITLE
----------------------------  ---------------------------
Robert J. Parker              Chief Executive Officer
Heinz Hoffmann                Managing Director
Beatrice H.M. Hollond         Managing Director
Patricia J. Maxwell-Arnot     Managing Director
William C. Mott               Managing Director
William W. Priest, Jr.        Managing Director
Dillip K. Rasgotra            Managing Director
William P. Sterling           Managing Director
Stephen M. Swift              Managing Director
Timothy T. Taussig            Managing Director
Heinrich H. Wegmann           Managing Director
Glenn Wellman                 Managing Director
Robert W. Jenkins             Chief Operating Officer
David M. Collins              Compliance Officer
Stephen J. Maynard            Finance Director
William A. K. Edmonds         Secretary

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.